                                                   Filed Pursuant to Rule 497(e)
                                                   Registration File No. 2-57209

                       SUPPLEMENT DATED SEPTEMBER 1, 2005
                                       TO
                                  DAVIS SERIES
                             ABC AND Y PROSPECTUSES
                                DATED MAY 1, 2005

The following disclosure supplements the disclosure in the entitled "Investment
Professionals":

DAVIS APPRECIATION & INCOME FUND
Andrew A. Davis has served as a Portfolio Manager of Davis Appreciation & Income
Fund since February 1993, and also manages other equity funds advised by Davis
Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since
1993.

Keith J. Sabol, CFA has served as a Portfolio Manager of Davis Appreciation &
Income Fund since September 2005. Mr. Sabol has served as a research analyst at
Davis Advisors since July 2005. Before joining Davis Advisors, Mr. Sabol was a principal with Quantanium, LLC where he served as a portfolio manager from June
2002 through June 2005. Prior to that he served as a portfolio manager for
Federated Investors from 1996 to 2002.